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                             SUBSCRIPTION AGREEMENT

     1. SUBSCRIPTION. I, the undersigned ("SUBSCRIBER"), hereby apply to purchase one or more promissory notes evidencing unsecured indebtedness of Earthlink Network, Inc., a California corporation (the "COMPANY") in the amount set forth below and to purchase the number of warrants to purchase the common stock of the Company set forth below (collectively the "SECURITIES"), all in accordance with the terms and conditions of the form of the Note and Warrant respectively attached hereto as Exhibits "A" and "B". This subscription may be rejected, in which case the Subscriber's subscription payment, with any net interest earned thereon, shall be returned thereafter as soon as practicable.

     2. REPRESENTATIONS BY SUBSCRIBER. The Subscriber hereby represents and warrants that he or she:

          (a) (i) has a pre-existing personal or business relationship with Company or (ii) by reason of his or her business or financial experience, or by reason of the business or financial experience of his or her financial advisor who is unaffiliated with and who is not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, is capable of evaluating the risks and merits of this investment and of protecting his or her own interests in connection with this investment;

          (b) has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the sale of the Securities;

          (c) is acquiring the Securities for investment purposes for his or her own account only and not with a view to or for sale in connection with any distribution of all or any part thereof. No other person will have any direct or indirect beneficial interest in or right to the Securities;

          (d) is financially able to bear the economic risk of an investment in the Securities, including the total loss thereof;

          (e)  is either:

          A  If a natural person, check one or more of A(i) through A(iii) -

               (i)   ___    a director or executive officer of the Company; or


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               (ii)  ___    a natural person whose individual net worth, or
               joint net worth with his or her spouse, at the date hereof exceeds $1,000,000; or

               (iii)  ___    a natural person who had an individual income in
               excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

          B  If other than a natural person, check one of B(i) through B(ix) -

               (i)    ___    a bank; or

               (ii)   ___    a savings and loan association; or

               (iii)  ___    a registered broker or dealer under Section 15 of
                             the Securities Exchange Act of 1934 (may be a natural person); or

               (iv)  ___     an insurance company; or

               (v)   ___     a registered investment company; or

               (vi) ___      a licensed Small Business Investment Company; or

               (vii) ___     a private business development company; or

               (viii) ___    an individual retirement account under which the
                             participant falls within at least one of categories
                             A(i) through A(iii) of this Section 2(e); or

               (ix) ___ an entity in which all of the equity owners are persons or entities that fall under at least one of the categories A(i) through A(iii) or B(i) through B(x) of this Section 2(e); or

               (x) ___       other (if other, please answer C below)

          C The Subscriber has total assets in excess of $5,000,000 and is (check one) -


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               (i)  ___      an employee benefit plan; or

               (ii) ___ a tax exempt organization under 501(c)(3) of the Internal Revenue Code; or

               (iii) ___     a trust not formed for the purpose of making this
                             investment and whose purchase is directed by a "sophisticated person" as described in
                             Rule 506(b)(2)(ii) promulgated under the Securities
                             Act of 1933.



          (f) has reviewed and understood that legends in substantially the following form will be placed on any certificate(s) or other document(s) evidencing the Securities:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") NOR IS SUCH REGISTRATION CONTEMPLATED. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO IT AND TO ITS COUNSEL TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE ACT, OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER."

          "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

          (g) is aware that (i) no federal or state agency has made any finding or determination as to the fairness for public investment in, nor any recommendation nor endorsement of, the Securities; and (ii) the Securities have


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not been registered under the Securities Act of 1933, as amended (the
"Securities Act"), or qualified under the blue sky laws of any State, in reliance, in part, on his or her representations, warranties, and agreements herein, and (iii) a "restricted security" under the Securities Act in that they will be acquired from the Company in a transaction not involving a public offering, and that the Securities may be resold without registration under the Securities Act only in certain limited circumstances and that otherwise the Securities must be held indefinitely;

          (h) is aware that the Company is under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist him or her in complying with any exemption from registration and qualification;

          (i) will not make any disposition of all or any part of the Securities which will result in the violation by him or her or by the Company of the Securities Act, or any other applicable securities laws;

          (j) understands that the Securities are a speculative investment which involves a substantial degree of risk of loss by him or her of his or her entire investment in the Company, and understands the risk factors related to the purchase of the Securities. He or she has adequate means for providing for his or her current needs and possible personal contingencies. He or she has no need for liquidity of this investment;

          (k) is an experienced investor in unregistered and restricted securities;

          (l) understands that there are substantial restrictions on the transferability of the Securities, that there is no public market for the Securities and none is expected to develop, and that, accordingly, it may not be possible for him or her to liquidate his or her investment in the Company;

          (m) has received and reviewed the entire S-1 Registration Statement filed June 3, 1996 including all exhibits and addenda thereto, and prepared in connection with Company's proposed initial public offering of 3,600,000 shares of its common stock, and any other information he or she considers necessary or appropriate for deciding whether to purchase the Securities. He or she has had an opportunity to ask questions and receive answers from the Company and Cruttenden regarding the terms and conditions of purchase of the Securities and regarding the business, financial affairs, and other aspects of the Company and has further had the opportunity to obtain all information (to the extent the Company possesses or can acquire such information


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without unreasonable effort or expense) which he or she deems necessary to evaluate the investment and to verify the accuracy of information otherwise provided to him or her;

          (n) neither Company, Cruttenden Roth, Inc. ("CRUTTENDEN"), any agent or employee of Company or Cruttenden, nor any other person has at any time expressly or implicitly represented, guaranteed, or warranted to him or her that he or she may freely transfer the Securities, that a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in the Securities, that past performance or experience on the part of the Company, Cruttenden or any other person in any way indicates the predictable results of the ownership of the Securities, or of the overall Company business, that any proceeds from the investment represented by the Securities are likely to be made to the investors by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of acquiring the Securities;

          (o) has been advised to consult with his or her own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of acquiring the Securities, and has done so, to the extent he or she considers necessary;

          (p) understands that the tax consequences to him or her of acquiring the Securities will depend on his or her particular circumstances, and neither Company, Cruttenden nor their respective shareholders, agents, officers, directors, employees, affiliates, or consultants will be responsible or liable for the tax consequences to him or her of acquiring the Securities. He or she will look solely to, and rely upon, his or her own advisers with respect to the tax consequences of this investment; and

          (q) acknowledges that he or she understands the meaning and legal consequences of the representations and warranties contained in this paragraph 2, and hereby agrees to indemnify and hold harmless the Company and its officers, directors and agents from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of Subscriber contained herein, including but not limited to any liability arising out of or in connection with any purchase, resale or distribution of the Securities purchased by Subscriber in violation of the within investment representations of Subscriber.

     3. PAYMENT AND CONDITIONS. In payment for the purchase price of the Securities, the Subscriber has delivered herewith a check payable to Pacific National Bank in an amount equal to 100% of the amount of the Note set forth


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below.  The Subscriber understands that this Subscription Agreement will not be accepted unless, simultaneously with the acceptance of this Subscription Agreement, Company is accepting subscriptions from other subscribers for that number of Securities which, when added to the number of Securities subscribed for herein, will equal at least $1,000,000. Until this Subscription Agreement is accepted or rejected, the cash funds received by said bank may be invested in bank money market accounts and, if such is the case, then at such time as this Subscription Agreement is accepted or rejected or the offering of Securities is withdrawn, any and all interest earned on said funds shall be returned to the Subscriber.

     4. IRREVOCABLE BY SUBSCRIBER. The subscription made by Subscriber herein may not be revoked by Subscriber. The Company may accept this subscription by executing a counterpart hereof, but in any event the Company's issuance of the Securities shall constitute acceptance of this subscription.

     5. SPECIAL POWER OF ATTORNEY. The Subscriber hereby irrevocably makes, constitutes, and appoints Cruttenden with full power of substitution, his or her true and lawful attorneys, for the Subscriber and in his or her name, place, and stead for his or her use and benefit to execute and acknowledge and, to the extent necessary, to file and record any and all instruments that may be necessary or convenient for the purchase or delivery of the Securities.

          The foregoing grant of authority:

     (a) is a Special Power of Attorney coupled with an interest, is irrevocable, and shall survive the Subscriber's death or incapacity;


     (b) may be exercised by Cruttenden for each subscriber by the signature of any officer of Cruttenden or by listing all of the subscribers executing any instrument with the signature of one of the officers of Cruttenden as attorney-in-fact for all of them; and

     (c) shall survive the delivery of an assignment by a subscriber of the whole or a portion of his or her interest.

     This Special Power of Attorney is not to be used to deprive the Subscriber of any of his or her rights as a purchaser of the Securities. It is intended only to provide a simplified system for execution of documents.

     6. APPLICABLE LAW. This Subscription Agreement is governed by and construed in accordance with the laws of California and, to the extent that it


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involves any United States statute, in accordance with the laws of the United
States.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this _____ day of ___________, 1996.

     Amount of Senior Subordinated Note:

     Note Certificate Number:

     Number of Warrants Acquired:

     Warrant Certificate Number:

Dated: June __, 1996                              _______________________
                                                  (Subscriber's signature)


                                                  _______________________
                                                  (Typed or printed name)


ACCEPTED:


EARTHLINK NETWORK, INC.,
a California corporation


By:_________________
    Barry Hall, its Chief Financial Officer